SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: December 19, 2001
(Date of earliest event reported)

Commission File No.:  333-74308




                    Wells Fargo Asset Securities Corporation
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    Delaware                                             52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


7485 New Horizon Way
Frederick, Maryland                                               21703
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Address of principal executive offices                         (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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      (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.     Other Events

            Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by UBS Warburg LLC which are hereby filed pursuant to such letter.




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


ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits




Item 601(a)
of Regulation S-K
Exhibit No.                                Description
-----------                                -----------
      (99)                                 Collateral Term Sheets prepared
                                           by UBS Warburg LLC in connection
                                           with Wells Fargo Asset
                                           Securities Corporation, Mortgage
                                           Pass-Through Certificates,
                                           Series 2001-32.



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

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             WELLS FARGO ASSET SECURITIES
                                               CORPORATION


December 19, 2001

                                             By: /s/ Alan S. McKenney
                                                 -------------------------------
                                                 Alan S. McKenney
                                                 Vice President


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


                                INDEX TO EXHIBITS




                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------
   (99)                 Collateral Term Sheets                E
                        prepared by UBS Warburg LLC in
                        connection with Wells Fargo Asset
                        Securities Corporation, Mortgage
                        Pass-Through Certificates,
                        Series 2001-32.




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